SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 to 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 30, 2001

SOUTH TEXAS DRILLING & EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

State of Texas     2-70145    74-2088619
(State or other jurisdiction   (Commission   (IRS Employer
of incorporation)     File Number)   Identification No.)

9310 Broadway, Building I, San Antonio, Texas   78217
(Address of principal executive offices)   (Zip code)

Registrant's telephone number, including area code   (210) 828-7689

______________________________________________________________________________
(Former name or former address, if changed since last report.)

The undersigned registrant hereby amends the following Item 7. Financial Statements and Exhibits of its Form 8-K filed on April 16, 2001, dated March, 30, 2001 to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

As discussed in Item 2. Acquisition or Disposition of Assets, of the Company's Form 8-K filed on April 16, 2001, a wholly owned subsidiary of the Registrant acquired substantially all of the drilling related assets of Mustang Drilling, Ltd., a privately held Texas limited partnership headquartered in Henderson, Texas.

The accompanying pro forma combined financial statements are based on the historical financial statements of South Texas Drilling & Exploration, Inc. and Mustang Drilling, Inc. - Drilling and Trucking Divisions for the year ended March 31, 2000, and the nine months ended December 31, 2000. In addition, the historical financial statements of Pioneer Drilling Co. and drilling operations of Howell Drilling Co. have been included for the periods prior to their acquisitions in the accompanying proforma combined financial statements.

The Pro Forma Combined Balance Sheet as of December 31, 2000 has been prepared assuming the acquisition was consummated as of December 31, 2000.

The Pro Forma Combined Statements of Operations for the year ended March 31, 2000 and the nine months ended December 31, 2000, have been prepared assuming the acquisition was consummated on April 1, 1999.

The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The pro forma combined financial statements do not purport to represent the financial position or results of operations of the Company which would have occurred had such transaction been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period.

    Financial Statements.

    Financial Statements of Mustang Drilling, Inc. - Drilling and Trucking Divisions as of December 31, 2000 and 1999 including Statements of Operations and Statements of Cash Flow for the years ended December 31, 2000 and 1999, together with report of independent auditors dated March 31, 2001.

    Pro Forma Financial Information.

Pro Forma Unaudited Combined Balance Sheet of South Texas Drilling & Exploration, Inc. as of December 31, 2000.

Pro Forma Unaudited Combined Statement of Operations of South Texas Drilling & Exploration, Inc. for the year ended March 31, 2000.

Pro Forma Unaudited Combined Statement of Operations of South Texas Drilling & Exploration, Inc. for the nine months ended December 31, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 15, 2001                   SOUTH TEXAS DRILLING & EXPLORATION, INC.

                 By:   /S/ Wm. Stacy Locke
       Wm. Stacy Locke, President

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Mustang Drilling, Inc. - Drilling and Trucking Divisions
Henderson, Texas

We have audited the accompanying combined balance sheets of Mustang Drilling, Inc. - Drilling and Trucking Divisions as of December 31, 2000 and 1999, and the related combined statements of operations, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mustang Drilling, Inc. - Drilling and Trucking Divisions at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                     Signature      /s/ Henry & Peters, P.C.
                                                        Henry & Peters, P.C.
                                                        Certified Public Accountants

Tyler, Texas

March 31, 2001

MUSTANG DRILLING, INC.

DRILLING AND TRUCKING DIVISIONS

FINANCIAL STATEMENTS

DECEMBER 31, 2000 AND 1999

MUSTANG DRILLING, INC. - DRILLING AND TRUCKING DIVISIONS
COMBINED BALANCE SHEETS
DECEMBER 31, 2000 AND 1999

	2000	1999
ASSETS
Current assets
Cash and cash equivalents	$ 123,487	$ 164,694
Contract drilling in progress	1,699,290	1,744,343
Accounts receivable - related parties	198,840	193,588
Other current assets	109,332	72,435
Total current assets	2,130,949	2,175,060

Property and equipment, at cost
Drilling rigs and equipment	5,955,929	5,233,933
Transportation, office, land and other	378,577	480,092
	6,334,506	5,714,025
Less accumulated depreciation	2,680,012	2,390,199
Net property and equipment	3,654,494	3,323,826
Total assets	$ 5,785,443	$ 5,498,886

LIABILITIES AND RETAINED EARNINGS
Current liabilities
Accounts payable	$ 735,982	$ 1,474,875
Current installments of long-term debt	818,203	532,888
Line of credit	-	300,000
Accrued payroll and payroll taxes	64,332	45,511
Other current liabilities	62,734	31,836
Total current liabilities	1,681,251	2,385,110

Long-term debt, less current installments	954,736	1,772,939
Note payable - related party	-	27,500
Total liabilities	2,635,987	4,185,549

Retained earnings
Prior retained earnings	1,313,337	1,370,993
Net income (loss)	1,836,119	(57,656)
Total retained earnings	3,149,456	1,313,337
Total liabilities and retained earnings	$ 5,785,443	$ 5,498,886

MUSTANG DRILLING, INC. - DRILLING AND TRUCKING DIVISIONS
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

		2000	1999
Revenues
	Contract drilling revenues	$ 11,582,510	$ 7,584,463
	Cost recoveries and other	574,897	20,200
	Total revenues	12,157,407	7,604,663

Operating expenses
	Contract drilling	8,207,801	6,042,306
	General and administrative	1,436,937	1,017,676
	Depreciation	426,718	393,037
	Loss on abandonments	83,698	-
	Total operating expenses	10,155,154	7,453,019
	Income from operations	2,002,253	151,644

Other revenue (expense)
	Interest income	2,980	-
	Interest expense	(210,861)	(209,300)
	Gain on sale of assets	41,747	-
	Total other revenue	(166,134)	(209,300)
	Net income (loss)	$ 1,836,119	$ (57,656)

MUSTANG DRILLING, INC. - DRILLING AND TRUCKING DIVISIONS
COMBINED STATEMENTS OF RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

Retained
Earnings

Balance, December 31, 1998	$ 1,370,993

Net loss	(57,656)

Balance, December 31, 1999	1,313,337

Net income	1,836,119

Balance, December 31, 2000	$ 3,149,456

MUSTANG DRILLING, INC. - DRILLING AND TRUCKING DIVISIONS
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ 1,836,119	$ (57,656)
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Depreciation	426,718	393,037
Gain on sale of assets	(41,747)	-
Loss on abandonments	83,698	-
Changes in assets and liabilities:
Contract drilling in progress	45,053	(1,408,274)
Accounts receivable-related parties	(5,252)	(73,970)
Other current assets	(36,897)	24,984
Accounts payable	(738,893)	1,047,949
Accrued payroll and payroll taxes	18,821	1,737
Other current liabilities	30,898	28,820
Net cash provided by (used in) operating activities	1,618,518	(43,373)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(841,084)	(143,903)
Proceeds from sales of property and equipment	41,747	-
Net cash used in investing activities	(799,337)	(143,903)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on long-term debt	(532,888)	(1,115,929)
Proceeds from long-term debt	-	1,125,413
Proceeds from line of credit	1,250,000	1,000,000
Payments on line of credit	(1,550,000)	(1,100,000)
Payoff of note payable - related party	(27,500)	-
Net cash used in financing activities	(860,388)	(90,516)

Net decrease in cash	(41,207)	(277,792)

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	164,694	442,486
CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR	$ 123,487	$ 164,694

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid during the year for interest	$ 214,187	$ 199,748

NOTE 1 - ORGANIZATION AND PRINCIPLES OF COMBINATION

Mustang Drilling, Inc. ("Mustang") was formed as a privately held corporation located in Henderson, Texas to provide land contract drilling services for the oil and gas industry, primarily in east Texas. Mustang classifies its business into three separate divisions, which include: (1) Drilling, (2) Oil and Gas Production,

(3) Trucking.

The accompanying combined financial statements reflect the combined balance sheets and the related combined statements of operations, retained earnings and cash flows of the drilling and trucking divisions of

Mustang (the "Company") as of December 31, 2000 and 1999. All significant intercompany transactions between the trucking and drilling divisions have been eliminated in combination. Expenses related to Mustang are allocated by management to the separate divisions using a specific identification method, with the exception of overhead and certain shared expenses, which are allocated based on division usage as determined by management.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

REVENUE RECOGNITION AND CONTRACT DRILLING IN PROGRESS

Contract drilling revenues on footage, daywork and turnkey contracts as well as operating cost recoveries are recognized in the period they are earned based on individual contract provisions. Contract drilling in progress represents revenues earned on contracts which have not yet been billed and or collected.

ACCOUNTS RECEIVABLE-RELATED PARTIES

For purposes of the current presentation, accounts receivable-related parties represents net amounts paid on behalf of, or by the oil and gas production division of Mustang.

OTHER CURRENT ASSETS

Other current assets includes excess drill pipe and various pieces of equipment used by the drilling and trucking divisions which are stated at cost in addition to prepaid assets such as insurance which are expensed during the normal course of business over the periods of benefit.

PROPERTY AND EQUIPMENT

Drilling, transportation, buildings and other equipment are stated at cost and are depreciated using the straight-line method over estimated useful lives ranging from five to fifteen years.

The carrying values of long-lived assets are periodically reviewed for impairment whenever events or circumstances provide evidence that suggests that the carrying amount of the asset may not be recovered. In performing the review for recoverability, the future cash flows expected to result from the use of the asset and its eventual disposition are estimated. If the sum of the expected future cash flows is less than the carrying amount of the asset, an impairment loss is recognized. Management does not believe that there are any factors that might indicate impairment of long-lived assets.

Maintenance and repairs are charged to operations as incurred; major renewals or betterments are capitalized to the appropriate accounts. Upon the sale or disposition of a fixed asset, the asset and related accumulated depreciation are removed from the accounts, and the related gain or loss is included in operations. During fiscal 2000, the Company sold certain assets with no basis resulting in a gain on sale of $41,747.

Through the natural course of drilling a well, the Company from time to time has to abandon or scrap broken equipment. During fiscal 2000, the Company recognized $83,698 in costs related to the abandonment of fixed assets.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company has estimated the fair value of its financial instruments at December 31, 2000 and 1999 as required by Statement of Financial Accounting Standards No. 107. The Company reports the carrying amount of cash and cash equivalents, contract drilling in progress, and other receivables at cost which approximates fair value due to the short maturity of these instruments. The carrying amount of the Company's borrowings approximates fair value due to the Company's ability to obtain such borrowings at comparable interest rates.

INCOME TAXES

Mustang is a subchapter S Corporation; therefore, the results of operations are included in the tax returns of the shareholders. Accordingly, no provision for income taxes has been made in the combined financial statements of the Company.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2000 and 1999:

	2000	1999

Drilling equipment (four rigs)	$ 5,955,928	$ 5,233,933
Yard buildings and equipment	179,831	79,831
Autos and trucks	193,112	300,261
Furniture, equipment and software	5,635	-
Total cost	6,334,506	5,714,025

Accumulated depreciation	(2,680,012)	(2,390,199)
Net property and equipment	$ 3,654,494	$ 3,323,826

NOTE 4 - LINE OF CREDIT

At different times throughout the year, the Company was entered into line of credit agreements with a lender for amounts ranging up to $400,000. The lines of credit are secured by the Company's existing cash balances and outstanding drilling receivables. Borrowings bear interest at the highest prime rate published by the Wall

Street Journal. Interest is paid based on the average outstanding balance at various times throughout the year.

On October 27, 2000, the company's existing line of credit was paid in full. At December 31, 1999, the

Company owed $300,000 under the line of credit. The weighted average interest rates for the line of credit for the period from January 1, 2000 through October 27, 2000 and the year ended December 31, 1999 were

9.35% and 7.95%, respectively. The interest rate at December 31, 1999 was 8.50%.

NOTE 5 - LONG-TERM DEBT

Notes payable consisted of the following at December 31, 2000 and 1999:

						Principal	Principal
	Interest		Maturity	Payments/		Balance at	Balance at
	Rate		Date	Period		12/31/00	12/31/99

CNB mortgage	Variable	1	7/14/04	various	2	$ 813,000	$ 1,029,800
Hudson United	Variable	1	1/1/03	27,083	3	618,206	875,114
CNB drill	7.75%		10/15/01	various	2	309,500	359,500
CNB miscellaneous	8.79%		12/10/03	1,006	3	32,233	41,413
						$ 1,772,939	$ 2,305,827

1 - Interest rates fluctuate based on highest published prime rate from the Wall Street Journal.
The average prime rates for fiscal 2000 and 1999 were 9.23% and 8.00%, respectively.
2 - Payments made quarterly of principal and interest. Principal reduction is a set amount per month for both loans.
3 - Payments of principal and interest monthly.

Principal repayments of long-term debt are due approximately as follows:

2001	$ 818,203
2002	535,309
2003	256,827
2004	162,600
$ 1,772,939

The above notes are collateralized by certain property and equipment as further described in the individual debt agreements.

NOTE 6 - RELATED PARTY TRANSACTIONS

Included in accounts receivable related parties at December 31, 2000, and 1999 is $1,541 and $415,

respectively, in accounts receivable from Andy Mills, Vice President of Operations. The remaining accounts receivable balances relate to the net amounts owed by Mustang for amounts incurred during the daily operations of the Company.

The Company rents office space from Michael Wilhite, the President of Mustang, for its corporate location. During fiscal 2000 and 1999, the Company paid Mr. Wilhite approximately $25,358 each year in rent expense related to this space which is included in general and administrative expenses. In addition,

during fiscal 2000, the Company paid down the remaining balance of a note payable to Mr. Wilhite in the total amount of $27,500. During 2000 and 1999, the Company paid $1,413 and $3,058 in interest expense related to this note.

In addition to its drilling and trucking divisions, Mustang is also hired to operate wells from the drilling process through the production process of the well. In connection with the operations of these wells, Mustang used the Company to drill the wells. Revenues received from Mustang during the years ended December 31,

2000 and 1999 were approximately $1,034,667 and $495,318, respectively.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company has entered into agreements to lease office space for its corporate headquarters and four trucks used by the Company in everyday operations. In general, the agreements provide for monthly payments of rent plus reimbursement for certain other costs as specified in each agreement. The leases have terms ranging from 1 to 2 years and are classified as operating leases for financial reporting purposes. The Company incurred $51,060 and $50,268 in rental expenses related to these leases during the years ended

December 31, 2000 and 1999, respectively. Future minimum lease payments under these lease agreements are as follows:

2001	$ 38,406
2002	2,156
$ 40,562

Land contract drilling in oil and gas operations is subject to the risk that damage to the environment could result from the Company's operations through oil spillage or uncontrollable fires. Although the Company believes that it is adequately insured against normal and foreseeable risks from operation, coverage may not be adequate to protect the Company against disasters or significant unforeseeable events. The result of such events could significantly impact current financial condition; however, the Company is currently unaware of any conditions or events that could have a material adverse effect on the combined financial statements.

NOTE 8 - SIGNIFICANT CONCENTRATIONS

The Company regularly maintains cash and cash equivalents in a financial institution in excess of federally insured limits. The Company believes the credit risk related to these cash and cash equivalents is minimal.

The Company derives substantially all of its revenue from the drilling of oil and gas wells; accordingly,

fluctuations in the oil and gas market and competitive bidding for drilling contracts can have a material and direct impact on the income of the Company.

During the year ended December 31, 2000, the Company had three customers that each accounted for over

10%, or approximately $7,586,780, of the Company's total revenues. For fiscal 1999, the Company had two customers that each accounted for over 10%, or approximately $3,367,381, of the Company's total revenues.

The Company performed drilling operations for approximately 12 and 15 customers during fiscal 2000 and

1999, respectively. The loss of any of the Company's land drilling customers could have an adverse material effect on the Company's business, particularly with respect to the time required to find other users of the rigs concerned.

NOTE 9 - SUBSEQUENT EVENTS

On March 30, 2001, Mustang Drilling, Inc. completed the sale of substantially all assets of the Company to

South Texas Drilling & Exploration, Inc., a San Antonio based drilling company, for the sale price of

$12,000,000. The remaining assets of the Company, comprised of receivables and payables from operations at the date of sale, will be liquidated and distributed to Mustang Drilling, Inc.

South Texas Drilling & Exploration, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2000

				Historical
			South Texas
			Drilling &	Mustang		Pro Forma	Pro Forma
			Exploration	Drilling		Adjustments	Combined
Current assets:
	Cash and cash equivalents		$3,928,577	123,487	(A)	12,000,000	3,976,577
					(B)	(12,000,000)
					(B)	(123,487)
					(G)	(9,000,000)
					(G)	9,048,000
	Securities available for sale		1,202,674	-		-	1,202,674
	Receivables		3,020,974	1,699,290	(B)	(1,699,290)	3,020,974
	Contract drilling in progress		2,825,091	198,840	(B)	(198,840)	2,825,091
	Prepaid expenses		389,215	109,332	(B)	(109,332)	389,215

		Total current assets	11,366,531	2,130,949		(2,082,949)	11,414,531

Net property and equipment			31,900,788	3,654,494	(B)	8,345,506	43,900,788
			-	-		-
		Total assets	$43,267,319	5,785,443		6,262,557	55,315,319

Current liabilities:
	Note payable to bank		$-	-	(A)	3,000,000	3,000,000
	Subordinated debenture		-	-	(A)	9,000,000	-
					(G)	(9,000,000)
	Current installments,
	long-term debt		1,686,772	818,203	(B)	(818,203)	1,686,772
	Accounts payable		8,261,568	735,982	(B)	(735,982)	8,261,568
	Income taxes payable		507,478	-		-	507,478
	Accrued expenses		2,079,288	127,066	(B)	(127,066)	2,079,288

		Total current liabilities	12,535,106	1,681,251		1,318,749	15,535,106

Long-term debt, less current
installments			10,162,836	954,736	(B)	(954,736)	10,162,836
Deferred income taxes			3,912,207	-		-	3,912,207

		Total liabilities	26,610,149	2,635,987		364,013	29,610,149

Shareholders' equity:
	Preferred stock, Series B		2,999,994	-		-	2,999,994
	Common stock		1,211,192	-	(G)	240,000	1,451,192
	Additional paid-in capital		26,823,240	-	(G)	8,808,000	35,631,240
	Retained earnings (deficit)		(14,720,477)	3,149,456	(B)	(3,149,456)	(14,720,477)
	Accumulated other comprehensive
	income - unrealized gain on
	securities available for sale		343,221	-		-	343,221

		Total shareholders' equity	16,657,170	3,149,456		5,898,544	25,705,170

		Total liabilities and
		shareholders' equity	$43,267,319	5,785,443		6,262,557	55,315,319

South Texas Drilling & Exploration, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended March 31, 2000

				Historical
			South Texas
			Drilling &	Howell	Pioneer	Mustang		Pro Forma	Pro Forma
			Exploration	Drilling	Drilling Co.	Drilling		Adjustments	Combined
Revenues:
	Contract drilling		$19,391,025	4,090,260	22,551,664	7,920,556		-	53,953,505
	Other		83,754	-	87,831	-	(C)	(65,934)	105,651

		Total operating revenues	19,474,779	4,090,260	22,639,495	7,920,556		(65,934)	54,059,156

Costs and expenses:
	Contract drilling		16,766,776	3,807,251	18,090,069	6,559,289		-	45,223,385
	Depreciation and amortization		1,808,557	148,364	745,126	394,480	(D)	2,118,230	5,214,757
	General and administrative		658,174	170,782	2,113,898	1,084,170		-	4,027,024

		Total operating costs
		and expenses	19,233,507	4,126,397	20,949,093	8,037,939		2,118,230	54,465,166

Earnings (loss) from operations			241,272	(36,137)	1,690,402	(117,383)		(2,184,164)	(406,010)

Other income (expense):
	Interest expense		(350,606)	-	(145,482)	(218,119)	(E)	(1,298,030)	(1,574,837)
							(G)	437,400
	Interest income		85,407	9,558	25,702	-		-	120,667
	Gain (loss) on sale of assets		(41,408)	-	-	12,500		-	(28,908)

		Total other income
		(expense)	(306,607)	9,558	(119,780)	(205,619)		(860,630)	(1,483,078)

Earnings (loss) before tax			(65,335)	(26,579)	1,570,622	(323,002)		(3,044,794)	(1,889,088)
Income tax			14,283	-	467,073	-	(F)	(1,156,581)	(675,225)

		Net earnings (loss)	(79,618)	(26,579)	1,103,549	(323,002)		(1,888,213)	(1,213,863)

Preferred stock dividend
requirement			303,999	-	-	-		-	303,999

		Net earnings (loss)
		applicable to common
		shareholders	$(383,617)	(26,579)	1,103,549	(323,002)		(1,888,213)	(1,517,862)

Earnings (loss) per common:
	Basic		(0.06)						(0.17)
	Diluted		(0.06)						(0.17)

Weighted average number of
shares outstanding:
	Basic		6,242,140				(G)	2,741,576	8,983,716
	Diluted		6,242,140				(G)	2,741,576	8,983,716

South Texas Drilling & Exploration, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

Nine Months Ended December 31, 2000

				Historical
			South Texas
			Drilling &	Pioneer	Mustang		Pro Forma	Pro Forma
			Exploration	Drilling Co.	Drilling		Adjustments	Combined
Revenues:
	Contract drilling		$35,554,544	8,108,029	10,052,133		-	53,714,706
	Other		210,973	34,183	510,957	(C)	(34,183)	721,930

		Total operating revenues	35,765,517	8,142,212	10,563,090		(34,183)	54,436,636

Costs and expenses:
	Contract drilling		30,686,429	6,791,965	6,647,609		-	44,126,003
	Depreciation and amortization		2,469,902	223,394	325,018	(D)	1,198,792	4,217,106
	General and administrative		768,962	997,738	1,164,928		-	2,931,628

		Total operating costs
		and expenses	33,925,293	8,013,097	8,137,555		1,198,792	51,274,737

Earnings (loss) from operations			1,840,224	129,115	2,425,535		(1,232,975)	3,161,899

Other income (expense):
	Interest expense		(632,006)	(206,143)	(156,863)	(E)	(531,128)	(1,198,090)
						(G)	328,050
	Interest income		264,406	19,609	2,980		-	286,995
	Gain (loss) on sale of assets		-	-	29,247		-	29,247

		Total other income
		(expense)	(367,600)	(186,534)	(124,636)		(203,078)	(881,848)

Earnings (loss) before tax			1,472,624	(57,419)	2,300,899		(1,436,053)	2,280,051
Income tax			182,455	135,690	-	(F)	548,274	866,419

		Net earnings (loss)	1,290,169	(193,109)	2,300,899		(1,984,327)	1,413,632

Preferred stock dividend
requirement			214,630	-	-		-	214,630

		Net earnings (loss)
		applicable to common
		shareholders	$1,075,539	(193,109)	2,300,899		(1,984,327)	1,199,002

Earnings (loss) per common:
	Basic		0.10					0.09
	Diluted		0.09					0.09

Weighted average number of
shares outstanding:
	Basic		10,816,566			(G)	2,576,377	13,392,943
	Diluted		13,555,706			(G)	2,576,377	16,132,083

South Texas Drilling & Exploration, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Adjustments

Combined Financial Statements

A. To reflect the Company's incurring of $12,000,000 of debt to fund the acquisition of the drilling assets of Mustang Drilling, Ltd. ("Mustang"). $3,000,000 was provided by a bank lender. The debt is due March 29, 2002 with interest payable monthly at prime (9.5% at December 31, 2000) plus one percent. $9,000,000 was provided by a shareholder in the form of a 4.86% subordinated debenture due March 29, 2002.

B. To reflect the purchase of the drilling assets of Mustang Drilling, Ltd. for $12,000,000 cash and remove historical basis of assets and liabilities of Mustang Drilling, Ltd. which were not assumed.

C. To reflect the sale, prior to South Texas Drilling & Exploration, Inc.'s acquisition of Pioneer Drilling Co.'s ("Pioneer") stock, of the oil and gas interests held by Pioneer Drilling Co. to a Pioneer shareholder.

D. To reflect the increase in depreciation expense resulting from the purchase price allocation of property and equipment depreciated on a straight line basis over 3 to 12 years for drilling equipment and 30 years for the building for Mustang, Pioneer and Howell Drilling Co. ("Howell").

E. To reflect the increase in interest expense resulting from the issuance of debt to finance the cash portion of the purchase of Pioneer, Mustang and Howell.

F. To reflect the income tax effect of pro forma adjustments and tax provision for Mustang.

G. To reflect 341,576 shares issued with the acquisition of Pioneer and 2,400,000 shares sold to a shareholder to reduce short-term bank debt used to retire the $9,000,000 subordinated debenture issued which provided part of the financing for the Mustang acquisition.